                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report: (Date of earliest event reported)
                                  May 16, 2002

                         Commission file number 0-24787

                       AFFILIATED COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                   Delaware                               51-0310342
---------------------------------------------- ---------------------------------
(State or other Jurisdiction of Incorporation) (IRS Employer Identification No.)

                               2828 NORTH HASKELL
                               DALLAS, TEXAS 75204
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (214) 841-6111
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

         On May 16, 2002, the Registrant announced the signing of a definitive agreement to acquire the stock of AFSA Data Corp. for cash consideration of $410,000,000, plus related transaction costs, with the closing of such acquisition expected to occur in June, 2002, but subject to satisfaction of normal closing conditions, including, but not limited to Hart Scott Rodino approval.

ITEM 9.

         The Registrant hereby incorporates by reference into this Item 9 the information set forth in its press release, dated May 16, 2002, and the information set forth in slides presented during a management conference call on May 17, 2002, copies of which are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and shall not be deemed to be filed.

Exhibit No.                    Description
-----------                    -----------
99.1                           Affiliated Computer Services, Inc. Press Release
                               dated May 16, 2002

99.2 Affiliated Computer Services, Inc. copy of slides presented during conference call on May 17, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2002

                                        Affiliated Computer Services, Inc.

                                        By:      /s/ Warren Edwards
                                             -----------------------------------
                                                 Warren Edwards
                                                 Executive Vice President and
                                                 Chief Financial Officer





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


                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   99.1                  Affiliated Computer Services, Inc. Press Release dated
                         May 16, 2002

   99.2 Affiliated Computer Services, Inc. copy of slides presented during conference call on May 17, 2002



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